Tortoise North American Energy Corp.

TYN
LISTED
NYSE

Yield

Growth

Quality

2013 1st Quarter Report

February 28, 2013

...Steady Wins®

Company at a Glance

Tortoise North American Energy Corp. (NYSE: TYN) is a non-diversified closed-end investment company focused primarily on investing in equity securities of companies in the energy sector with their primary operations in North America, including oil and gas exploitation, energy infrastructure and energy shipping companies. Our investments are primarily in Master Limited Partnerships (MLPs) and their affiliates, but may also include Canadian royalty and income trusts, common stock, debt and other securities issued by energy companies that are not MLPs.

Investment Goals: Yield, Growth and Quality

TYN seeks a high level of total return with an emphasis on current distributions paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in companies in the energy sector with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us.

TYN seeks to achieve quality by investing in companies operating energy infrastructure assets that are critical to the North American economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in TYN, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About U.S. Energy Infrastructure Master Limited Partnerships (MLPs)

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and the NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 90 MLPs in the market in industries related to energy and natural resources. We invest primarily in MLPs in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users.

TYN Investment Features

We provide stockholders an alternative to investing directly in MLPs and their affiliates. We offer investors the opportunity to receive an attractive distribution return with a historically low return correlation to returns on stocks and bonds.

Additional features include:

  One Form 1099 per stockholder at the end of the year, multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with more than 130 years combined investment experience;

  The ability to access investment grade credit markets to enhance stockholder return; and

  Access to direct placements and other investments not available through the public market.

March 31, 2013

Dear Fellow Stockholders,

Following some weakness in December, the calendar year kicked off with a broad-based rally as most equity markets around the world responded favorably to Washington’s successful avoidance of the fiscal cliff. Bullish economic data in the U.S. housing market, strong corporate earnings, continued low interest rates and an uptick in manufacturing further bolstered investor confidence. Momentum continued throughout the quarter, with the markets largely ignoring a second potential cliff — sequestration — which resulted from ongoing political gridlock in our nation’s capital.

Likewise, our fiscal quarter ended Feb. 28, 2013 was a strong one for midstream MLPs, which continued to demonstrate the resiliency of underlying fundamentals and benefit from increasing North American energy production. Upstream MLPs trailed the performance of midstream MLPs during the quarter, yet contributed to positive absolute returns and outpaced their previous fiscal year’s performance.

Master Limited Partnership Sector Review

The Tortoise MLP Index® had a total return of 10.6 percent during our first fiscal quarter, with the bulk of the performance delivered in January as MLPs rebounded due to greater clarity as the fiscal cliff was averted. Reversing last year’s relative underperformance, MLPs outperformed the S&P 500 Index®, which gained 7.6 percent in total return for the same period. The Tortoise Midstream MLP Index® returned 10.9 percent during the fiscal quarter, two times that of the Tortoise Upstream MLP Index® total return of 5.3 percent, reflecting the stronger performance of pipeline MLPs relative to more commodity-sensitive MLPs. While this positive performance resulted in a nearly one percent decrease in yield during the quarter for the sector as a whole, we continue to believe MLPs remain attractive for their combination of current income and growth potential.

The dramatic change taking place in North American energy production continues to be a significant driver of growth for midstream and upstream MLPs. U.S. crude oil production is increasingly displacing imports, with production up 40 percent since 2008, as noted by the IHS, a global provider of market and economic information. According to the U.S. Energy Information Administration, the U.S. is expected to produce 7.3 million barrels per day in 2013, up from 6.5 million in 2012. This vigorous activity continues to spur aggressive pipeline infrastructure build-out. We project nearly $45 billion will be invested in pipeline MLP projects in three years through 2014.

Capital markets remained very active and supportive, as MLPs raised approximately $9.2 billion in equity and $10.0 billion in debt in the first fiscal quarter, including the launch of five new MLP initial public offerings. Merger and acquisition (M&A) activity also has been healthy. Following the more than $38 billion in aggregate MLP M&A deals in 2012, a total of $14.7 billion in MLP transactions was announced during the fiscal quarter. The largest of the first-quarter deals was Kinder Morgan Energy Partners’ $5 billion pending acquisition of Copano Energy, L.L.C., a gathering and processing MLP. The transaction’s healthy premium drove further M&A speculation in the gathering and processing sector during the quarter.

Fund Performance Review

Our total assets increased from $226.0 million on Nov. 30, 2012, to $244.7 million on Feb. 28, 2013, resulting primarily from market appreciation of our investments. Our market-based total return to stockholders for our first fiscal quarter was 13.8 percent and our NAV-based total return was 8.4 percent per share (both including the reinvestment of distributions). The difference between our market value total return as compared to our NAV total return reflected the increase in our stock price to a market premium over our NAV during the period.

During the quarter, our asset performance was driven by our exposure to gathering and processing MLPs, which benefitted from the aforementioned M&A activity and sector speculation as well as higher natural gas liquids volumes. Our investments in refined products pipeline MLPs added to performance, with their success attributable to an inflation escalator and stable demand. While natural gas pipeline MLPs positively influenced our performance, they continue to face some challenges for distribution growth in the near term, with a positive overall long-term outlook driven by developing demand for newfound supply. Additionally, our holdings in upstream MLPs underperformed as a result of investor uncertainty around the post-election fiscal environment.

We completed direct placement investments in Inergy Midstream, L.P. and Rose Rock Midstream, L.P., which together totaled $1.1 million. Inergy Midstream is a natural gas storage and transportation business acquiring logistical assets in the Bakken, while Rose Rock Midstream is a crude oil gathering, transportation and storage business that is acquiring an interest in a pipeline linking the Niobrara shale in the Rockies to Cushing, Okla.

We paid a distribution of $0.395 per common share ($1.58 annualized) to our stockholders on March 1, 2013, an increase of 0.6 percent quarter over quarter and of 2.6 percent year over year. This distribution represented an annualized yield of 5.6 percent based on our fiscal quarter closing price of $28.12. Our distribution payout coverage (distributable cash flow divided by distributions) for the

(Unaudited)
2013 1st Quarter Report 1

fiscal quarter was 109.0 percent, reflective of our emphasis on sustainability. We will provide expectations for the tax characterization of our 2013 distributions later in the year. A final determination of the characterization will be made in January 2014.

We ended the first fiscal quarter with leverage (bank debt) at 13.2 percent of total assets, below our long-term target of 20 percent. This provides us flexibility in managing the portfolio across market cycles and allows us to add leverage when compelling opportunities arise. As of Feb. 28, 2013, our leverage, which included the impact of interest rate swaps, had a weighted average maturity of 4.4 years and a weighted average cost of 2.27 percent, with more than 77 percent at fixed rates.

Additional information about our financial performance is available in the Key Financial Data and Management’s Discussion sections of this report.

Conclusion

Please join us for our annual stockholders’ meeting on May 30, 2013 at 10 a.m. Central time at our offices located at 11550 Ash St., Suite 300, in Leawood, Kan. If you are unable to attend the meeting, you can join us via the closed-end fund section of our Web site at www.tortoiseadvisors.com. We have recently redesigned the site to better serve you, and we welcome your feedback about its new features and functionality.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise North American Energy Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte	P. Bradley Adams

The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships (MLPs).

The Tortoise Midstream MLP Index®, a sub-index of the Tortoise MLP Index®, is comprised of all constituents included in the following sub sectors: Crude Oil Pipelines, Gathering & Processing, Natural Gas Pipelines and Refined Products Pipelines.

The Tortoise Upstream MLP Index® is a sub-index of the Tortoise MLP Index®, comprised of all constituents included in the Coal and Oil & Gas Production sub sectors. The S&P 500 Index® is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance.

(Unaudited)

2       Tortoise North American Energy Corp.

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	2012				2013
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Distributions received from
master limited partnerships	$3,069	$3,086	$3,221	$3,257	$3,298
Dividends paid in stock	201	211	218	241	250
Dividends from common stock	150	151	87	79	53
Interest and dividend income	—	—	—	1	—
Total from investments	3,420	3,448	3,526	3,578	3,601
Operating Expenses Before
Leverage Costs and Current Taxes
Advisory fees, net of fees waived	535	549	535	559	570
Other operating expenses	134	129	119	111	129
	669	678	654	670	699
Distributable cash flow before
leverage costs and current taxes	2,751	2,770	2,872	2,908	2,902
Leverage costs(2)	184	189	190	190	189
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$2,567	$2,581	$2,682	$2,718	$2,713
As a percent of average total assets(5)
Total from investments	6.26%	6.22%	6.51%	6.33%	6.24%
Operating expenses before
leverage costs and current taxes	1.22%	1.22%	1.21%	1.19%	1.21%
Distributable cash flow before
leverage costs and current taxes	5.04%	5.00%	5.30%	5.14%	5.03%
As a percent of average net assets(5)
Total from investments	8.41%	8.52%	8.97%	8.86%	8.83%
Operating expenses before
leverage costs and current taxes	1.65%	1.68%	1.66%	1.66%	1.71%
Leverage costs and current taxes	0.45%	0.47%	0.48%	0.47%	0.46%
Distributable cash flow	6.31%	6.37%	6.83%	6.73%	6.66%

Selected Financial Information
Distributions paid on common stock	$2,424	$2,440	$2,455	$2,473	$2,489
Distributions paid on common stock per share	0.3850	0.3875	0.3900	0.3925	0.3950
Distribution coverage percentage for period(6)	105.9%	105.8%	109.2%	109.9%	109.0%
Net realized gain, net of income taxes, for the period	1,500	495	2,791	7,239	1,513
Total assets, end of period	229,941	202,720	224,011	225,988	244,726
Average total assets during period(7)	219,892	220,486	215,393	227,259	234,107
Leverage(8)	30,300	30,000	31,000	34,800	32,400
Leverage as a percent of total assets	13.2%	14.8%	13.8%	15.4%	13.2%
Net unrealized appreciation, end of period	67,223	51,876	62,950	58,204	70,500
Net assets, end of period	167,697	149,643	160,792	160,717	171,777
Average net assets during period(9)	163,463	160,994	156,379	162,512	165,339
Net asset value per common share	26.64	23.77	25.54	25.51	27.26
Market value per common share	25.94	24.09	25.69	25.06	28.12
Shares outstanding (actual)	6,295,750	6,295,750	6,295,750	6,301,191	6,301,191

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on MLP distributions and the value of paid-in-kind distributions; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.
(5)	Annualized for periods less than one full year.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of short-term borrowings.
(9)	Computed by averaging daily net assets within each period.

2013 1st Quarter Report       3

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise North American Energy Corp.’s (“TYN” or the “Company”) investment objective is to seek a high level of total return for our stockholders, with an emphasis on distribution income paid to stockholders. Our investment strategy requires us to invest at least 80 percent of our total assets in equity securities of companies in the energy sector with their primary operations in North America, including energy infrastructure, oil and gas production and energy shipping companies. The equity securities of the energy companies purchased by TYN consist primarily of interests in MLPs. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. We invest primarily in MLPs through public market and private purchases. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not typically generate unrelated business taxable income (“UBTI”) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. Tortoise Capital Advisors, L.L.C. serves as our investment adviser.

Company Update

Total assets increased approximately $18.7 million during the 1st quarter, primarily as a result of increased market values of our MLP investments. Average total assets for the quarter increased as compared to 4th quarter 2012, resulting in increased asset-based expenses. Distribution increases from our MLP investments were in-line with our expectations. Total leverage as a percent of total assets decreased during the quarter and we increased our quarterly distribution to $0.395 per share. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors has adopted a policy of declaring what it believes to be sustainable distributions. In determining distributions, our Board of Directors considers a number of current and anticipated factors, including, among others, distributable cash flow (“DCF”), realized and unrealized gains, leverage amounts and rates, current and deferred taxes payable, and potential volatility in returns from our investments and the overall market. While the Board considers many factors in determining distributions to stockholders, particular emphasis is given to DCF and distribution coverage. Distribution coverage is DCF divided by distributions paid to stockholders and is discussed in more detail below. Over the long term, we expect to distribute substantially all of our DCF to holders of common stock. Our Board of Directors reviews the distribution rate quarterly and may adjust the quarterly distribution throughout the year.

Determining DCF

DCF is distributions received from investments, less expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on our net investment income in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including expense reimbursement, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, realized and unrealized gains (losses) on interest rate swap settlements, other leverage expenses, and taxes paid on net investment income. A reconciliation of Net Investment Loss, before Income Taxes to DCF is included below.

4       Tortoise North American Energy Corp.

Management’s Discussion (Unaudited) (Continued)

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our anticipation of its growth rate, and its risk relative to other potential investments.

We concentrate on investments we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams.

Total distributions received from our investments for the 1st quarter 2013 was approximately $3.6 million. This represents a 0.6 percent increase as compared to 4th quarter 2012 and an increase of approximately 5.3 percent as compared to 1st quarter 2012. These changes reflect increases in per share distribution rates on our MLP investments and the distributions received from additional investments funded from leverage proceeds.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee, and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.21 percent of average total assets for the 1st quarter 2013 as compared to 1.22 percent for the 1st quarter 2012 and 1.19 percent for the 4th quarter 2012.

Advisory fees for the 1st quarter 2013 increased 2.0 percent from 4th quarter 2012 as a result of increased average managed assets for the quarter as discussed above. Other operating expenses increased approximately $18,000 as compared to 4th quarter 2012, primarily due to increased professional and stockholder communication fees.

Leverage costs consist of two major components: (1) the direct interest expense, which will vary from period to period as our margin borrowing facility has a variable interest rate, and (2) the realized and unrealized gain or loss on our interest rate swap settlements. Detailed information on our margin borrowing facility is included in the Liquidity and Capital Resources section below.

Total leverage costs for DCF purposes were approximately $189,000 for the 1st quarter 2013, relatively unchanged as compared to the 4th quarter 2012. Our average annualized total cost of leverage, including interest rate swaps, was 2.27 percent as of February 28, 2013.

As indicated in Note 10 of our Notes to Financial Statements, we have entered into $25 million notional amount of interest rate swap contracts with The Bank of Nova Scotia in an attempt to reduce a portion of the interest rate risk arising from our leveraged capital structure. TYN has agreed to pay The Bank of Nova Scotia a fixed rate while receiving a floating rate based upon the 1-month U.S. Dollar London Interbank Offered Rate (“LIBOR”). The spread between the fixed swap rate and LIBOR is reflected in our Statement of Operations as a realized or unrealized gain when LIBOR exceeds the fixed rate (The Bank of Nova Scotia pays TYN the net difference) or a realized or unrealized loss when the fixed rate exceeds LIBOR (TYN pays The Bank of Nova Scotia the net difference). The interest rate swap contracts have a weighted average fixed rate of 1.70 percent and weighted average remaining maturity of approximately 5.5 years at February 28, 2013. This swap arrangement effectively fixes the cost of approximately 77 percent of our outstanding leverage as of February 28, 2013 over the remaining swap period.

Interest accrues on the margin facility at a rate equal to 1-month LIBOR plus 0.85 percent and unused balances are subject to a fee of 0.25 percent. The annual rate of leverage may vary in future periods as a result of changes in LIBOR, the utilization of our margin facility, and maturity of our interest rate swap contracts. Additional information on our leverage is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable Cash Flow

For 1st quarter 2013, our DCF was approximately $2.7 million, an increase of 5.7 percent as compared to 1st quarter 2012 and a slight decrease as compared to 4th quarter 2012. The changes are the net result of changes to distributions and expenses as outlined above. We declared a distribution of $2.5 million, or $0.395 per share, during the quarter. This represents an increase of $0.01 per share as compared to 1st quarter 2012 and an increase of $0.0025 per share as compared to 4th quarter 2012.

Our distribution coverage ratio was 109.0 percent for 1st quarter 2013, an increase in the coverage ratio of 3.1 percent as compared to 1st quarter 2012 and a decrease of 0.9 percent as compared to 4th quarter 2012. Our goal is to pay what we believe to be sustainable distributions with any increases safely covered by earned DCF. A distribution coverage ratio of greater than 100 percent provides flexibility for on-going management of the portfolio, changes in leverage costs, the impact of taxes from realized gains and other expenses. An on-going distribution coverage ratio of less than 100 percent will, over time, erode the earning power of a portfolio and may lead to lower distributions. We expect to allocate a portion of the projected future growth in DCF to increase distributions to stockholders while also continuing to build critical distribution coverage to help preserve the sustainability of distributions to stockholders for the years ahead.

Net investment loss before income taxes on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2013 (in thousands):

1st Qtr 2013
Net Investment Loss, before Income Taxes	$(414)
Adjustments to reconcile to DCF:
Dividends paid in stock	250
Distributions characterized as return of capital	2,970
Interest rate swap expenses	(93)
DCF	$2,713

2013 1st Quarter Report       5

Management’s Discussion (Unaudited) (Continued)

Liquidity and Capital Resources

We had total assets of $245 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid. During 1st quarter 2013, total assets increased by approximately $18.7 million, primarily the result of an $18.8 million increase in the value of our investments as reflected by the change in realized and unrealized gains on investments (excluding return of capital on distributions).

Total leverage outstanding at February 28, 2013 was $32.4 million, a decrease of $2.4 million as compared to November 30, 2012. On an adjusted basis to reflect the timing of the payment of our 1st quarter 2013 distribution, leverage was unchanged over the prior quarter. Total leverage represented 13.2 percent of total assets at February 28, 2013, a decrease from 15.4 percent of total assets at November 30, 2012 and unchanged from February 29, 2012. Our leverage as a percent of total assets remains below our long-term target level of 20 percent of total assets. This allows the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 25 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in MLP values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

We have used leverage to acquire securities consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 9 in the Notes to Financial Statements. Our coverage ratio is updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our Distributions and Income Taxes

We invest in partnerships that generally have cash distributions in excess of their income for accounting and tax purposes. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits (“E&P”). E&P is primarily comprised of the taxable income from MLPs with certain specified adjustments as reported on annual K-1s, fund operating expenses and net realized gains. If we have E&P, it is first allocated to preferred shares (if any) and then to the common shares.

In the event we have E&P allocated to our common shares, all or a portion of our distribution will be taxable at the Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The QDI rate is variable based on the taxpayer’s taxable income. The portion of our distribution that is taxable may vary for either of two reasons. First, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

E&P for 2012 exceeded total distributions to stockholders. As a result, for tax purposes, distributions to common stockholders for the year ended 2012 were 100 percent qualified dividend income. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. For book purposes, the source of distributions to common stockholders for the year ended 2012 was 100 percent return of capital.

As of November 30, 2012, we had approximately $6 million in capital loss carryforwards and $13 million in net operating losses. To the extent we have taxable income in the future that is not offset by either capital loss carryforwards or net operating losses, we will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets or borrowings.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At February 28, 2013, our investments are valued at $244.6 million, with an adjusted cost of $150.8 million. The $93.8 million difference reflects unrealized gain that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities also reflects either a net deferred tax liability or net deferred tax asset depending primarily upon unrealized gains (losses) on investments, realized gains (losses) on investments, capital loss carryforwards and net operating losses. At February 28, 2013, the balance sheet reflects a net deferred tax liability of approximately $36.5 million or $5.79 per share. Accordingly, our net asset value per share represents the amount which would be available for distribution to stockholders after payment of taxes. Details of our taxes are disclosed in Note 5 in our Notes to Financial Statements.

6       Tortoise North American Energy Corp.

Schedule of Investments Februray 28, 2013
(Unaudited)

	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 140.0%(1)

Crude/Refined Products Pipelines — 42.4%(1)
United States — 42.4%(1)
Buckeye Partners, L.P.(2)	132,300	$7,369,110
Enbridge Energy Partners, L.P.(2)	282,519	7,828,602
Holly Energy Partners, L.P.(2)	95,360	3,934,554
Magellan Midstream Partners, L.P.(2)	301,400	15,118,224
MPLX LP	69,272	2,264,502
NuStar Energy L.P.(2)	125,400	6,400,416
Oiltanking Partners, L.P.	24,900	1,093,110
Plains All American Pipeline, L.P.(2)	282,700	15,477,825
Rose Rock Midstream, L.P.	19,042	647,428
Sunoco Logistics Partners L.P.(2)	158,500	9,911,005
Tesoro Logistics L.P.(2)	57,800	2,884,220
		72,928,996
Natural Gas/Natural Gas Liquids Pipelines — 59.6%(1)
United States — 59.6%(1)
Boardwalk Pipeline Partners, L.P.(2)	151,612	4,025,299
El Paso Pipeline Partners, L.P.(2)	386,510	16,152,253
Energy Transfer Equity, L.P.(2)	110,400	5,872,176
Energy Transfer Partners, L.P.(2)	177,840	8,520,314
Enterprise Products Partners L.P.(2)(3)	293,700	16,643,979
EQT Midstream Partners, L.P.	44,263	1,679,338
Inergy Midstream, L.P.	125,900	3,014,046
Inergy Midstream, L.P.(4)	23,809	551,416
Kinder Morgan Management, L.L.C.(2)(5)	157,662	13,059,152
ONEOK Partners, L.P.(2)	144,240	7,905,794
Regency Energy Partners L.P.(2)	392,400	9,335,196
Spectra Energy Partners, L.P.(2)	102,300	3,776,916
TC PipeLines, L.P.(2)	27,000	1,238,220
Williams Partners L.P.(2)	212,300	10,551,310
		102,325,409
Natural Gas Gathering/Processing — 20.4%(1)
United States — 20.4%(1)
Access Midstream Partners, L.P.(2)	130,800	4,870,992
Copano Energy, L.L.C.(2)	149,006	5,745,671
Crestwood Midstream Partners, L.P.(5)	94,317	2,367,357
DCP Midstream Partners, L.P.(2)	107,759	4,378,248
MarkWest Energy Partners, L.P.(2)	82,600	4,722,242
Southcross Energy Partners, L.P.	26,141	598,890
Summit Midstream Partners, LP	45,300	1,020,156
Targa Resources Partners L.P.(2)	120,800	4,975,752
Western Gas Equity Partners, LP	41,104	1,396,303
Western Gas Partners L.P.(2)	90,700	4,973,988
		35,049,599
Oil and Gas Production — 16.4%(1)
United States — 16.4%(1)
BreitBurn Energy Partners L.P.(2)	181,288	3,526,052
EV Energy Partners, L.P.(2)	103,900	5,819,439
Legacy Reserves, L.P.(2)	126,600	3,339,708
Linn Energy, L.L.C.(2)	256,200	9,738,162
Pioneer Southwest Energy Partners L.P.(2)	150,900	3,549,168
Vanguard Natural Resources, LLC(2)	78,000	2,169,180
		28,141,709
Marine Transportation — 1.2%(1)
Republic of the Marshall Islands — 1.2%(1)
Teekay LNG Partners L.P.(2)	53,500	2,094,525
Total Master Limited Partnerships and
Related Companies (Cost $147,476,848)		240,540,238

Common Stock — 2.3%(1)

Marine Transportation — 0.8%(1)
Republic of the Marshall Islands — 0.8%(1)
Teekay Offshore Partners L.P.(2)	52,700	1,475,073
Other — 1.5%(1)
Republic of the Marshall Islands — 1.5%(1)
Seadrill Partners LLC	90,000	2,519,100
Total Common Stock (Cost $3,239,530)		3,994,173

Short-Term Investment — 0.1%(1)

United States Investment Company — 0.1%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.12%(6) (Cost $74,572)	74,572	74,572
Total Investments — 142.4%
(Cost $150,790,950)		244,608,983
Interest Rate Swap Contracts — (0.6%)(1)
$25,000,000 notional — Unrealized Depreciation(7)		(1,047,810)
Other Assets and Liabilities — (41.8%)(1)		(71,784,617)
Total Net Assets Applicable to Common
Stockholders — 100.0%(1)		$171,776,556

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 9 to the financial statements for further disclosure.
(3)	All or a portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $1,047,810.
(4)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $551,416, which represents 0.3% of net assets. See Note 7 to the financial statements for further disclosure.
(5)	Security distributions are paid-in-kind.
(6)	Rate reported is the current yield as of February 28, 2013.
(7)	See Note 10 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

2013 1st Quarter Report       7

Statement of Assets & Liabilities February 28, 2013
(Unaudited)

Assets
Investments at fair value (cost $150,790,950)	$244,608,983
Distributions receivable from master limited partnerships	15,795
Prepaid expenses and other assets	101,425
Total assets	244,726,203
Liabilities
Payable to Adviser	385,004
Distributions payable to common stockholders	2,488,970
Accrued expenses and other liabilities	144,928
Unrealized depreciation of interest rate swap contracts	1,047,810
Deferred tax liability	36,482,935
Short-term borrowings	32,400,000
Total liabilities	72,949,647
Net assets applicable to common stockholders	$171,776,556
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 6,301,191 shares issued
and outstanding (100,000,000 shares authorized)	$6,301
Additional paid-in capital	94,619,895
Accumulated net investment loss, net of income taxes	(2,278,504)
Undistributed net realized gain, net of income taxes	8,928,997
Net unrealized appreciation of investments and
interest rate swap contracts, net of income taxes	70,499,867
Net assets applicable to common stockholders	$171,776,556
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$27.26

Statement of Operations Period from December 1, 2012 through February 28, 2013
(Unaudited)

Investment Income
Distributions from master limited partnerships	$3,298,150
Less return of capital on distributions	(2,970,327)
Net distributions from master limited partnerships	327,823
Dividend income	53,163
Dividends from money market mutual funds	58
Total Investment Income	381,044
Operating Expenses
Advisory fees	570,118
Professional fees	40,373
Administrator fees	22,811
Directors’ fees	15,986
Stockholder communication expenses	14,022
Fund accounting fees	9,464
Registration fees	6,059
Custodian fees and expenses	3,398
Stock transfer agent fees	2,975
Other operating expenses	13,364
Total Operating Expenses	698,570
Leverage Expenses
Interest expense	96,075
Total Expenses	794,645
Net Investment Loss, before Income Taxes	(413,601)
Deferred tax benefit	154,066
Net Investment Loss	(259,535)
Realized and Unrealized Gain on Investments
and Interest Rate Swaps
Net realized gain on investments	2,507,605
Net realized loss on interest rate swap settlements	(97,011)
Net realized gain, before income taxes	2,410,594
Deferred tax expense	(897,946)
Net realized gain on investments and
interest rate swaps	1,512,648
Net unrealized appreciation of investments	19,280,515
Net unrealized appreciation of interest rate swap contracts	314,503
Net unrealized appreciation, before income taxes	19,595,018
Deferred tax expense	(7,299,144)
Net unrealized appreciation of investments
and interest rate swap contracts	12,295,874
Net Realized and Unrealized Gain on Investments
and Interest Rate Swaps	13,808,522
Net Increase in Net Assets Applicable to
Common Stockholders Resulting from Operations	$13,548,987

See accompanying Notes to Financial Statements.

8       Tortoise North American Energy Corp.

Statement of Changes in Net Assets
	Period from
	December 1, 2012
	through	Year Ended
	February 28, 2013	November 30, 2012
	(Unaudited)
Operations
Net investment loss	$(259,535)	$(1,439,536)
Net realized gain on investments and interest rate swaps	1,512,648	12,025,458
Net unrealized appreciation of investments
and interest rate swap contracts	12,295,874	3,842,041
Net increase in net assets applicable to common stockholders
resulting from operations	13,548,987	14,427,963
Distributions to Common Stockholders
Return of capital	(2,488,970)	(9,792,027)
Capital Stock Transactions
Issuance of 5,441 common shares from reinvestment
of distributions to stockholders	—	138,963
Total increase in net assets applicable to common stockholders	11,060,017	4,774,899
Net Assets
Beginning of period	160,716,539	155,941,640
End of period	$171,776,556	$160,716,539
Accumulated net investment loss, net of income taxes, end of period	$(2,278,504)	$(2,018,969)

See accompanying Notes to Financial Statements.

2013 1st Quarter Report       9

Statement of Cash Flows Period from December 1, 2012 through February 28, 2013
(Unaudited)

Cash Flows from Operating Activities
Distributions received from master limited partnerships	$3,298,150
Dividend income received	53,220
Purchases of long-term investments	(5,759,733)
Proceeds from sales of long-term investments	5,849,386
Purchases of short-term investments, net	(2,967)
Payments on interest rate swap contracts, net	(97,011)
Interest expense paid	(96,139)
Operating expenses paid	(706,164)
Net cash provided by operating activities	2,538,742
Cash Flows from Financing Activities
Advances from margin loan facility	4,600,000
Repayments on margin loan facility	(7,000,000)
Distributions paid to common stockholders	(138,742)
Net cash used in financing activities	(2,538,742)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net cash
provided by operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$13,548,987
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(5,759,733)
Proceeds from sales of long-term investments	5,849,386
Purchases of short-term investments, net	(2,967)
Payments on interest rate swap contracts, net	(97,011)
Return of capital on distributions received	2,970,327
Deferred tax expense	8,043,024
Net unrealized appreciation of investments and
interest rate swap contracts	(19,595,018)
Net realized gain on investments and
interest rate swap contracts	(2,410,594)
Changes in operating assets and liabilities:
Increase in prepaid expenses and other assets	(7,178)
Increase in payable to Adviser, net of fee waiver	8,716
Decrease in accrued expenses and other liabilities	(9,197)
Total adjustments	(11,010,245)
Net cash provided by operating activities	$2,538,742

See accompanying Notes to Financial Statements.

10       Tortoise North American Energy Corp.

Financial Highlights
	Period from
	December 1, 2012	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	February 28, 2013	2012	2011	2010	2009	2008
	(Unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$25.51	$24.77	$24.51	$20.22	$10.78	$27.25
Income (Loss) from Investment Operations
Net investment income (loss)(2)	(0.04)	(0.23)	(0.12)	(0.09)	0.25	0.43
Net realized and unrealized gain (loss) on investments and
interest rate swaps contracts(2)	2.19	2.53	1.89	5.86	10.67	(15.14)
Total income (loss) from investment operations	2.15	2.30	1.77	5.77	10.92	(14.71)
Distributions to Preferred Stockholders
Return of capital	—	—	—	—	—	(0.17)
Distributions to Common Stockholders
Net realized gain	—	—	—	—	—	(0.10)
Return of capital	(0.40)	(1.56)	(1.51)	(1.48)	(1.48)	(1.49)
Total distributions to common stockholders	(0.40)	(1.56)	(1.51)	(1.48)	(1.48)	(1.59)
Net Asset Value, end of period	$27.26	$25.51	$24.77	$24.51	$20.22	$10.78
Per common share market value, end of period	$28.12	$25.06	$24.05	$24.44	$19.49	$9.25
Total Investment Return Based on Market Value(3)	13.84%	10.87%	4.77%	33.62%	131.66%	(55.98)%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$171,777	$160,717	$155,942	$154,289	$126,609	$49,716
Average net assets (000’s)	$165,339	$160,825	$157,410	$141,986	$80,041	$113,045
Ratio of Expenses to Average Net Assets(4)
Advisory fees	1.40%	1.36%	1.28%	1.19%	1.13%	1.50%
Other expenses	0.31	0.31	0.32	0.38	1.01	0.48
Fee waiver	—	(0.01)	(0.07)	(0.12)	(0.12)	(0.23)
Subtotal	1.71	1.66	1.53	1.45	2.02	1.75
Leverage expenses(5)	0.24	0.24	0.47	0.75	1.17	3.71
Income tax expense (benefit)(6)	19.73	5.31	4.30	13.10	(4.70)	0.06
Total expenses	21.68%	7.21%	6.30%	15.30%	(1.51)%	5.52%

See accompanying Notes to Financial Statements.

2013 1st Quarter Report       11

Financial Highlights (Continued)
	Period from
	December 1, 2012	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	February 28, 2013	2012	2011	2010	2009	2008
	(Unaudited)
Ratio of net investment income (loss) to average net assets
before fee waiver(4)(5)	(0.64)%	(0.90)%	(0.54)%	(0.50)%	1.82%	1.51%
Ratio of net investment income (loss) to average net assets
after fee waiver(4)(5)	(0.64)%	(0.89)%	(0.47)%	(0.38)%	1.94%	1.74%
Portfolio turnover rate	2.47%	22.37%	27.34%	27.89%	41.90%	36.69%
Short-term borrowings, end of period (000’s)	$32,400	$34,800	$31,300	$10,400	$5,900	—
Long-term debt obligations, end of period (000’s)	—	—	—	$15,000	$15,000	$15,000
Preferred stock, end of period (000’s)	—	—	—	—	—	$10,000
Per common share amount of long-term debt obligations
outstanding, end of period	—	—	—	$2.38	$2.40	$3.25
Per common share amount of net assets, excluding
long-term debt obligations, end of period	$27.26	$25.51	$24.77	$26.89	$22.61	$14.03
Asset coverage, per $1,000 of principal amount of
long-term debt obligations and short-term borrowings(7)	$6,302	$5,618	$5,982	$7,074	$7,058	$4,981
Asset coverage ratio of long-term debt obligations
and short-term borrowings(7)	630%	562%	598%	707%	706%	498%
Asset coverage, per $25,000 liquidation value per share
of preferred stock(8)	—	—	—	—	—	$74,716
Asset coverage ratio of preferred stock(8)	—	—	—	—	—	299%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2011, 2010, 2009, and 2008 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2E to the financial statements for further disclosure.
(3)	Not annualized for periods less than one full year. Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding broker commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(4)	Annualized for periods less than one full year.
(5)	The expense ratios and net investment income (loss) ratios do not reflect the effect of distributions to preferred stockholders.
(6)	For the period from December 1, 2012 through February 28, 2013, the Company accrued $8,043,024 for net deferred income tax expense. For the year ended November 30, 2012, the Company accrued $13,102 for current income tax expense and $8,530,007 for net deferred income tax expense. For the years ended November 30, 2011 and 2010, the Company accrued $6,732,194 and $18,559,864, respectively, for net deferred income tax expense. For the year ended November 30, 2009, the Company accrued $3,732,366 for net deferred income tax benefit, which included $5,488,509 of deferred income tax benefit for the timing differences at December 1, 2008 when the Company converted to a taxable corporation. The Company accrued $44,786, $39,097, $(28,837) and $68,509 for the years ended November 30, 2011, 2010, 2009 and 2008, respectively, for current and foreign tax (benefit) expense.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

12       Tortoise North American Energy Corp.

Notes to Financial Statements (Unaudited) February 28, 2013

1. Organization

Tortoise North American Energy Corporation (the “Company”) was organized as a Maryland corporation on January 13, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on distribution income paid to stockholders. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded U.S. master limited partnerships (“MLPs”), including oil and gas exploitation, energy infrastructure and energy shipping companies. The Company commenced operations on October 31, 2005. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYN.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

C. Foreign Currency Translation

For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date and

(2)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

D. Foreign Withholding Taxes

The Company may be subject to taxes imposed by countries in which it invests with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Company accrues such taxes when the related income is earned.

E. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in MLPs generally are comprised of ordinary income and return of capital from the MLPs. The Company allocates

2013 1st Quarter Report       13

Notes to Financial Statements (Unaudited) (Continued)

distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2012 through February 28, 2013, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company has estimated approximately 10 percent as investment income and approximately 90 percent as return of capital.

F. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock (if any) following such distribution. The character of distributions to stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For book purposes, the source of the Company’s distributions to common stockholders for the year ended November 30, 2012 and the period ended February 28, 2013 was 100 percent return of capital. For tax purposes, the Company’s distributions to common stockholders for the year ended November 30, 2012 were 100 percent qualified dividend income. The tax character of distributions paid to common stockholders in the current year will be determined subsequent to November 30, 2013.

G. Federal Income Taxation

From the Company’s inception through November 30, 2008, the Company qualified as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Effective December 1, 2008, the Company is treated as a taxable corporation for federal and state income tax purposes. The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent; however, the Company anticipates a marginal effective rate of 34 percent due to expectations of the level of taxable income relative to the federal graduated tax rates, including the tax rate anticipated when temporary differences reverse. The Company may be subject to a 20 percent federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

H. Offering and Debt Issuance Costs

Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations are capitalized and amortized over the period the debt is outstanding.

I. Derivative Financial Instruments

The Company uses derivative financial instruments (principally interest rate swap and forward foreign currency contracts) to manage interest rate and currency risks. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. Cash settlements under the terms of the interest rate swap and forward foreign currency contracts and termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations.

J. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

K. Recent Accounting Pronouncements

In December 2011, the FASB issued ASU 2011-11 “Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires new disclosures for recognized financial instruments and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting arrangement or similar arrangement. ASU 2011-11 is effective for periods beginning on or after January 1, 2013 and must be applied retrospectively. Management is currently evaluating the impact of these amendments on the financial statements.

3. Concentration of Risk

Under normal conditions, the Company will have at least 80 percent of its total assets in equity securities of companies in the energy sector with their primary operations in North America (“Energy Companies”). Energy Companies include companies that derive more than 50 percent of their revenues from transporting, processing, storing, distributing or marketing

14       Tortoise North American Energy Corp.

Notes to Financial Statements (Unaudited) (Continued)

natural gas, natural gas liquids, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company may invest up to 50 percent of its total assets in restricted securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 1.00 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as custodian of the Company’s cash and investment securities. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets, plus portfolio transaction fees.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of February 28, 2013, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$7,729,392
Capital loss carryforwards	1,887,245
AMT credit	33,959
Organization costs	40,422
State of Kansas credit	4,055
9,695,073
Deferred tax liabilities:
Basis reduction of investment in MLPs	11,611,412
Net unrealized gains on investment securities	34,566,596
46,178,008
Total net deferred tax liability	$36,482,935

At February 28, 2013, a valuation allowance on deferred tax assets was not deemed necessary because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income of the appropriate character. Any adjustments to the Company’s estimates of future taxable income will be made in the period such determination is made. The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of February 28, 2013, the Company had no uncertain tax positions and no penalties and interest were accrued. Tax years subsequent to the year ending November 30, 2008 remain open to examination by federal and state tax authorities.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 34 percent to net investment loss and net realized and unrealized gains on investments for the period ended February 28, 2013, as follows:

Application of statutory income tax rate	$7,341,284
State income taxes, net of federal tax benefit	701,740
Total income tax expense	$8,043,024

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

For the period from December 1, 2012 through February 28, 2013, the components of income tax expense include deferred federal and state income tax expense (net of federal tax benefit) of $7,341,284 and $701,740, respectively.

The Company acquired all of the net assets of Tortoise Gas and Oil Corporation (“TGO”) on September 14, 2009 in a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code. As of November 30, 2012, the Company had a net operating loss for federal income tax purposes of approximately $13,426,000. This includes a net operating loss of approximately $7,935,000 from TGO. The net operating loss may be carried forward for 20 years. If not utilized, this net operating loss will expire as follows: $2,677,000, $5,258,000, $463,000, $2,247,000, $5,000 and $2,776,000 in the years ending November 30, 2027, 2028, 2029, 2030, 2031 and 2032, respectively. Utilization of the net operating loss from TGO is further subject to Section 382 limitations of the Internal Revenue Code, which limit tax attributes subsequent to ownership changes.

As of November 30, 2012, the Company had a capital loss carryforward of approximately $5,900,000, which may be carried forward for 5 years. This amount includes a capital loss of approximately $1,400,000 from TGO. If not utilized, the capital loss will expire as follows: $1,400,000 and $4,500,000 in the years ending November 30, 2013 and 2014, respectively. The amount of deferred tax asset for these items at February 28, 2013 includes amounts for the period from December 1, 2012 through February 28, 2013. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. As of November 30, 2012, an AMT credit of $33,959 was available, which may be credited in the future against regular income tax. This credit may be carried forward indefinitely.

2013 1st Quarter Report       15

Notes to Financial Statements (Unaudited) (Continued)

As of February 28, 2013, the aggregate cost of securities for federal income tax purposes was $119,619,373. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $124,989,610, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $0 and the net unrealized appreciation was $124,989,610.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of February 28, 2013. These assets are measured on a recurring basis.

	Fair Value at
Description	February 28, 2013	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$3,994,173	$3,994,173	$—	$—
Master Limited Partnerships
and Related Companies(a)	240,540,238	239,988,822	551,416	—
Total Equity Securities	244,534,411	243,982,995	551,416	—
Other:
Short-Term Investment(b)	74,572	74,572	—	—
Total Assets	$244,608,983	$244,057,567	$551,416	$—
Liabilities
Interest Rate Swap Contracts	$1,047,810	$—	$1,047,810	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at February 28, 2013.

The Company did not hold any Level 3 securities during the period from December 1, 2012 through February 28, 2013.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Interest rate swap contracts are valued by using industry-accepted models which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, which applies to the Company’s Level 2 liabilities.

The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels during the period ended February 28, 2013.

7. Restricted Security

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the number of units held, acquisition date, acquisition cost, fair value, fair value per share and percent of net assets which the security comprises at February 28, 2013.

						Fair Value as
	Number of	Acquisition	Acquisition		Fair Value	Percent of
Investment Security	Shares	Date	Cost	Fair Value	Per Share	Net Assets
Inergy Midstream, L.P.
Unregistered Common Units	23,809	12/7/12	$499,989	$551,416	$23.16	0.3%

The carrying value per unit of unrestricted common units of Inergy Midstream, L.P. was $23.10 on November 3, 2012, the date of the purchase agreement and the date an enforceable right to acquire the restricted Inergy Midstream, L.P. units was obtained by the Company.

8. Investment Transactions

For the period from December 1, 2012 through February 28, 2013, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $5,759,733 and $5,849,386 (excluding short-term debt securities), respectively.

16       Tortoise North American Energy Corp.

Notes to Financial Statements (Unaudited) (Continued)

9. Credit Facility

As of February 28, 2013, the Company has a 270-day rolling evergreen margin loan facility with Bank of America, N.A. The terms of the agreement provide for a $40,000,000 facility that is secured by certain of the Company’s assets. Outstanding balances generally will accrue interest at a variable rate equal to one-month LIBOR plus 0.85 percent and unused portions of the facility will accrue a fee equal to an annual rate of 0.25 percent.

The average principal balance and interest rate for the period during which the margin loan facility was utilized during the period ended February 28, 2013, was approximately $35,300,000 and 1.06 percent, respectively. At February 28, 2013, the principal balance outstanding was $32,400,000 at an interest rate of 1.05 percent.

Under the terms of the margin loan facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At February 28, 2013, the Company was in compliance with the terms of the margin loan facility.

10. Interest Rate Swap Contracts

The Company has entered into interest rate swap contracts in an attempt to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the net assets of the Company falling below $48,000,000 or the Company failing to maintain a required 300 percent asset coverage of the liquidation value of the outstanding debt, then the Company could be required to make a termination payment to the extent of the Company’s net liability position, in addition to redeeming all or some of the debt. The Company has segregated a portion of its assets as collateral for the amount of the net liability of its interest rate swap contracts. Details of the interest rate swap contracts outstanding as of February 28, 2013, are as follows:

			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by the	Received by	Unrealized
Counterparty	Date	Amount	Company	the Company	Depreciation
The Bank of Nova Scotia	09/02/2014	$5,000,000	0.654%	1-month U.S. Dollar LIBOR	$(32,292)
The Bank of Nova Scotia	09/02/2016	5,000,000	1.258%	1-month U.S. Dollar LIBOR	(137,628)
The Bank of Nova Scotia	09/02/2018	5,000,000	1.815%	1-month U.S. Dollar LIBOR	(239,093)
The Bank of Nova Scotia	09/02/2021	10,000,000	2.381%	1-month U.S. Dollar LIBOR	(638,797)
		$25,000,000			$(1,047,810)

The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Company’s leverage.

The unrealized appreciation of interest rate swap contracts in the amount of $314,503 for the period ended February 28, 2013 is included in the Statement of Operations. Cash settlement payments under the terms of the interest rate swap contracts in the amount of $97,011 are recorded as realized losses for the period ended February 28, 2013. The total notional amount of all open swap agreements at February 28, 2013 is indicative of the volume of this derivative type for the period ended February 28, 2013.

11. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 6,301,191 shares outstanding at February 28, 2013 and November 30, 2012.

12. Subsequent Events

On March 1, 2013, the Company paid a distribution in the amount of $0.395 per common share, for a total of $2,488,970. Of this total, the dividend reinvestment amounted to $135,509.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

2013 1st Quarter Report       17

Additional Information (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended February 28, 2013, the aggregate compensation paid by the Company to the independent directors was $12,750. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of stocks held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2012 is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec. gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

18       Tortoise North American Energy Corp.

Office of the Company and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
P. Bradley Adams
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise North American Energy Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(800) 426-5523
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYN

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$2,029	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$382

Tortoise Energy Capital Corp.		Midstream Equity	$1,040	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$412

Tortoise MLP Fund, Inc.		Natural Gas Infrastructure Equity	$1,893	Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$237

Tortoise North American Energy Corp.		Midstream/Upstream Equity	$258

(1) As of 3/31/13

TYN
LISTED
NYSE

Tortoise North American Energy Corp.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise North American Energy Corp.